QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

Consent of PricewaterhouseCoopers

INDEPENDENT AUDITORS' CONSENT

        We hereby consent to the incorporation by reference in Rhodia's Registration Statement on Form S-8 (Registration No. 333-12200) of our report dated April 4, 2003, except for Note 29(d) for which the date is July 25, 2003, relating to Rhodia's financial statements that appear in Rhodia's Annual Report on Form 20-F/A for the year ended December 31, 2002.

Paris, France,
July 25, 2003

PricewaterhouseCoopers

QuickLinks

INDEPENDENT AUDITORS' CONSENT